T. Rowe Price Retirement Funds

T. Rowe Price Retirement Funds–Advisor Class

T. Rowe Price Retirement Funds–R Class

Supplement to prospectus

In each fund’s summary in Section 1, the following is added to the second paragraph under Management:

Effective August 1, 2011, Jerome A. Clark will become sole chairman of the fund’s Investment Advisory Committee.

In Section 3, the following is added to the paragraph under Portfolio Management:

Mr. Clark became co-chairman of the committee in 2008 along with Mr. Notzon but has been involved in managing each fund since its inception. Mr. Clark will become sole chairman of the committee on August 1, 2011. Mr. Notzon will then remain a member of the committee until he retires from T. Rowe Price on December 31, 2011.

The date of this supplement is July 15, 2011.

C16-041    7/15/11